Exhibit 99.1
Domo Announces Fourth Quarter and Fiscal 2023 Financial Results

Silicon Slopes, Utah - March 6, 2023 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal fourth quarter and year ended January 31, 2023.

Fiscal Fourth Quarter Results
•Total revenue was $79.6 million, an increase of 14% year over year
•Subscription revenue was $70.3 million, an increase of 18% year over year
•Subscription revenue represented 88% of total revenue
•Billings were $104.5 million, a decrease of 3% year-over-year
•Remaining Performance Obligations (RPO) was $378.2 million as of January 31, 2023, an increase of 12% year over year
•RPO expected to be recognized as revenue in the next 12 months was $243.8 million as of January 31, 2023, an increase of 10% year over year
•Net cash used in operating activities was $2.8 million
•GAAP subscription gross margin was 85%, an improvement of 4 percentage points from Q4 FY22
•Non-GAAP subscription gross margin was 86%, an improvement of 3 percentage points from Q4 FY22
•GAAP operating margin increased by 23 percentage points year over year
•Non-GAAP operating margin increased by 18 percentage points year over year
•GAAP net loss was $19.8 million, and GAAP net loss per share was $0.57, based on 34.7 million weighted-average shares outstanding
•Non-GAAP net loss was $0.8 million, and non-GAAP net loss per share was $0.02, based on 34.7 million weighted-average shares outstanding
•Cash, cash equivalents, and restricted cash were $66.5 million as of January 31, 2023

Full Year Fiscal 2023 Results
•Total revenue was $308.6 million, an increase of 20% year over year
•Subscription revenue was $271.3 million, an increase of 22% year over year
•Subscription revenue represented 88% of total revenue
•Billings were $323.8 million or 9% year-over-year growth
•Net cash used in operating activities was $10.9 million
•GAAP subscription gross margin was 84%, an improvement of 2 percentage points from FY22
•Non-GAAP subscription gross margin was 85%, an improvement of 4 percentage points from FY22

Exhibit 99.1
•GAAP operating margin increased by 6 percentage points year over year
•Non-GAAP operating margin increased by 9 percentage points year over year
•GAAP net loss was $105.6 million, and GAAP net loss per share was $3.10, based on 34.1 million weighted-average shares outstanding
•Non-GAAP net loss was $21.6 million, and non-GAAP net loss per share was $0.63, based on 34.1 million weighted-average shares outstanding

“Domo helps companies of all sizes better leverage data so every employee can be a multiplier of business impact,' said Josh James, Founder and CEO, Domo. "I'm proud of the team for their continued focus on delivering customer value. Based on our internal alignment, our sales capacity outlook, the size and health of the pipeline and the strong demand at the top of the funnel, I am very bullish on our long-term prospects."

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:
•Domo was the top vendor in Dresner Advisory Service's 2022 Analytical Platforms Market Study
•Domo was named the winner of five Dresner Advisory Services 2022 Technology Innovation Awards
•Domo Apps won as the Best Cloud Business Intelligence or Analytics Solution in the 2022-2023 Cloud Awards
•Domo was named a Best Company to Work For by Utah Business magazine for the eleventh consecutive year

Business Outlook
Based on information available as of March 6, 2023, Domo is providing the following guidance for its first fiscal quarter and full year fiscal 2024:
Q1 Fiscal 2024
•Revenue is expected to be in the range of $78.5 million to $79.5 million
•Non-GAAP net loss per share is expected to be between $0.15 and $0.19 based on 35.3 million weighted-average shares outstanding
Full Year Fiscal 2024
•Revenue is expected to be in the range of $323.0 million to $330.0 million
•Non-GAAP net loss per share is expected to be between $0.27 and $0.39 based on 36.2 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Exhibit 99.1
Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2023 fourth quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting https://conferencingportals.com/event/zYvDlnjs. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 770-2030 or (647) 362-9199 with conference ID #41576 following the completion of the conference call until 11:59 p.m. (ET) March 20, 2023.

About Domo
Domo transforms business by putting data to work for everyone. Domo’s low-code data app platform goes beyond traditional business intelligence and analytics to enable anyone to create data apps to power any action in their business, right where work gets done. With Domo’s fully integrated cloud-native platform, critical business processes can now be optimized in days instead of months or more. For more information, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, and @Domotalk Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Exhibit 99.1
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Exhibit 99.1
Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for our first fiscal quarter and full fiscal year 2024, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on March 23, 2022, our most recent Quarterly Report on Form 10-Q filed with the SEC on December 9, 2022, and the Annual Report on Form 10-K for the fiscal year ended January 31, 2023 expected to be filed with the SEC on or about April 3, 2023. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2022	2023	2022	2023
Revenue:
Subscription	$59,611	$70,268	$223,010	$271,290
Professional services and other	10,382	9,356	34,951	37,355
Total revenue	69,993	79,624	257,961	308,645
Cost of revenue:
Subscription (1)	11,317	10,574	40,907	43,295
Professional services and other (1)	7,209	7,616	26,239	29,783
Total cost of revenue	18,526	18,190	67,146	73,078
Gross profit	51,467	61,434	190,815	235,567

Operating expenses:
Sales and marketing (1)	39,387	42,001	143,722	173,300
Research and development (1)	23,516	21,985	81,027	95,093
General and administrative (1), (2)	18,504	13,533	54,536	56,047
Total operating expenses	81,407	77,519	279,285	324,440
Loss from operations	(29,940)	(16,085)	(88,470)	(88,873)

Other expense, net (1)	(3,864)	(3,116)	(14,102)	(15,499)
Loss before income taxes	(33,804)	(19,201)	(102,572)	(104,372)
(Benefit from) provision for income taxes	(550)	612	(461)	1,179
Net loss	$(33,254)	$(19,813)	$(102,111)	$(105,551)

Net loss per share (basic and diluted)	$(1.01)	$(0.57)	$(3.19)	$(3.10)
Weighted-average number of shares (basic and diluted)	32,802	34,681	32,021	34,092

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$1,051	$500	$2,819	$2,676
Professional services and other	585	483	1,753	1,822
Sales and marketing	6,049	7,352	21,241	30,636
Research and development	5,250	5,139	15,853	24,335
General and administrative	6,559	5,361	18,155	23,680
Other expense, net	181	160	705	710
Total stock-based compensation expenses	$19,675	$18,995	$60,526	$83,859

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$80	$80

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2022	2023
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$83,561	$66,500
Accounts receivable, net	64,149	78,958
Contract acquisition costs	15,417	15,908
Prepaid expenses and other current assets	9,975	7,447
Total current assets	173,102	168,813

Property and equipment, net	17,584	21,375
Right-of-use assets	16,392	15,255
Contract acquisition costs, noncurrent	23,177	22,299
Intangible assets, net	2,875	2,794
Goodwill	9,478	9,478
Other assets	1,981	2,102
Total assets	$244,589	$242,116

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$4,770	$12,120
Accrued expenses and other current liabilities	59,976	49,306
Lease liabilities	3,439	4,905
Current portion of deferred revenue	168,335	182,273
Total current liabilities	236,520	248,604

Lease liabilities, noncurrent	16,757	15,271
Deferred revenue, noncurrent	2,420	3,609
Other liabilities, noncurrent	10,882	12,425
Long-term debt	103,988	108,607
Total liabilities	370,567	388,516

Commitments and contingencies

Stockholders' deficit:
Common stock	33	35
Additional paid-in capital	1,098,084	1,183,921
Accumulated other comprehensive income (loss)	388	(322)
Accumulated deficit	(1,224,483)	(1,330,034)
Total stockholders' deficit	(125,978)	(146,400)
Total liabilities and stockholders' deficit	$244,589	$242,116

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2022	2023	2022	2023
Cash flows from operating activities
Net loss	$(33,254)	$(19,813)	$(102,111)	$(105,551)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,574	1,201	5,363	5,290
Non-cash lease expense	1,299	1,365	4,839	4,727
Amortization of contract acquisition costs	4,056	4,118	15,835	16,943
Stock-based compensation	19,675	18,995	60,526	83,859
Other, net	955	3,741	3,618	6,768
Changes in operating assets and liabilities:
Accounts receivable, net	(25,254)	(25,644)	(15,877)	(14,809)
Contract acquisition costs	(10,539)	(5,312)	(22,258)	(16,999)
Prepaid expenses and other assets	(3,404)	327	1,545	2,390
Accounts payable	(7,210)	(6,344)	3,755	6,947
Operating lease liabilities	(685)	(2,801)	(3,065)	(6,179)
Accrued and other liabilities	15,678	2,469	9,706	(9,403)
Deferred revenue	38,018	24,867	38,503	15,127
Net cash provided by (used in) operating activities	909	(2,831)	379	(10,890)

Cash flows from investing activities
Purchases of property and equipment	(1,552)	(2,923)	(6,517)	(7,996)
Net cash used in investing activities	(1,552)	(2,923)	(6,517)	(7,996)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	—	—	4,133	1,563
Shares repurchased for tax withholdings on vesting of restricted stock	(1,457)	—	(10,315)	—
Proceeds from structured payables	—	—	—	6,624
Payments on structured payables	—	—	—	(6,624)
Proceeds from exercise of stock options	1,713	—	5,621	861
Net cash provided by (used in) financing activities	256	—	(561)	2,424
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(297)	1,172	(534)	(599)
Net decrease in cash, cash equivalents, and restricted cash	(684)	(4,582)	(7,233)	(17,061)
Cash, cash equivalents, and restricted cash at beginning of period	84,245	71,082	90,794	83,561
Cash, cash equivalents, and restricted cash at end of period	$83,561	$66,500	$83,561	$66,500

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2022	2023	2022	2023
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$59,611	$70,268	$223,010	$271,290
Cost of revenue:
Subscription	11,317	10,574	40,907	43,295
Subscription gross profit on a GAAP basis	48,294	59,694	182,103	227,995
Subscription gross margin on a GAAP basis	81%	85%	82%	84%

Stock-based compensation	1,051	500	2,819	2,676
Subscription gross profit on a non-GAAP basis	$49,345	$60,194	$184,922	$230,671
Subscription gross margin on a non-GAAP basis	83%	86%	83%	85%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$81,407	$77,519	$279,285	$324,440
Stock-based compensation	(17,858)	(17,852)	(55,249)	(78,651)
Amortization of certain intangible assets	(20)	(20)	(80)	(80)
Total operating expenses on a non-GAAP basis	$63,529	$59,647	$223,956	$245,709

Reconciliation of Operating Loss on a GAAP Basis to Operating (Loss) Income on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(29,940)	$(16,085)	$(88,470)	$(88,873)
Stock-based compensation	19,494	18,835	59,821	83,149
Amortization of certain intangible assets	20	20	80	80
Operating (loss) income on a non-GAAP basis	$(10,426)	$2,770	$(28,569)	$(5,644)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(43)%	(20)%	(34)%	(29)%
Stock-based compensation	28	23	23	27
Operating margin on a non-GAAP basis	(15)%	3%	(11)%	(2)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(33,254)	$(19,813)	$(102,111)	$(105,551)
Stock-based compensation	19,675	18,995	60,526	83,859
Amortization of certain intangible assets	20	20	80	80
Net loss on a non-GAAP basis	$(13,559)	$(798)	$(41,505)	$(21,612)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(1.01)	$(0.57)	$(3.19)	$(3.10)
Stock-based compensation	0.60	0.55	1.89	2.47
Net loss per share on a non-GAAP basis	$(0.41)	$(0.02)	$(1.30)	$(0.63)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2022	2023	2022	2023
Billings:
Total revenue	$69,993	$79,624	$257,961	$308,645
Add:
Deferred revenue (end of period)	168,335	182,273	168,335	182,273
Deferred revenue, noncurrent (end of period)	2,420	3,609	2,420	3,609
Less:
Deferred revenue (beginning of period)	(130,385)	(157,915)	(129,079)	(168,335)
Deferred revenue, noncurrent (beginning of period)	(2,352)	(3,100)	(3,173)	(2,420)
Increase in deferred revenue (current and noncurrent)	38,018	24,867	38,503	15,127
Billings	$108,011	$104,491	$296,464	$323,772

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Adjusted Free Cash Flow:
Net cash provided by (used in) operating activities	$909	$(2,831)	$379	$(10,890)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	4,133	1,563
Purchases of property and equipment	(1,552)	(2,923)	(6,517)	(7,996)
Adjusted free cash flow	$(643)	$(5,754)	$(2,005)	$(17,323)